UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 9, 2000

                           PLATINUM  AND GOLD,  INC.
          (Exact name of  registrant  as  specified in its charter)


Nevada                             000-27641                          65-0729332
----------------------------    --------------                     -------------
(State or other jurisdiction    (Commission                        (IRS Employer
 of incorporation)               file number)                Identification No.)


12724 N.W. 11th Court, Sunrise, FL                                         33323
----------------------------------------------------               -------------
(Address of principal executive offices)                              (Zip Code)


Registrant's   telephone  number,   including  area  code:       (800)  525-8495
                                                                 ---------------


                                     N/A
      ----------------------------------------------------------------
        (Former name or former address, if changes since last report)




Copy of  Communications  to:
                         Mintmire & Associates
                         265 Sunrise Avenue Suite
                         204 Palm Beach, FL 33480
                         (561) 832-5696

     The purpose of this report on Form 8-K is to change the Registrant's Certifying Accountant.

     Item 4 (a). Changes in Registrant's Certifying Accountant

     Pursuant to a written consent dated August 9, 2000, the Board of Directors of the Company approved the engagement of Gately & Associates as its independent auditor for the fiscal year ending December 31, 2000 to replace the firm of Michael Kravatz C.P.A., which firm was dismissed as the auditor of the Company effective immediately.

     The fiscal report of Michael Kravatz for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The statements did contain a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein.

     In connection with the audit of the Company's financial statements for fiscal 1999, and in the subsequent interim period, there were no disagreements with Michael Kravatz C.P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Michael Kravatz C.P.A., would have caused Michael Kravatz to make reference to the matter in his report.

     The Company has requested Michael Kravatz to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter to the Commission is filed as Exhibit 16 to this Form 8-K.

Item 4(b).        Changes in Registrant's Certifying Accountant.

     On August 9, 2000, the Company engaged the firm of Gately & Associates,  22
W. Lake Beauty Drive, Suite 307, Orlando, FL 32806 as the Company's independent auditor. Such appointment was accepted by Jim Gately, owner of the firm. Prior to such engagement, the Company had not consulted Gately & Associates on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Michael Kravatz C.P.A.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)                 Exhibits

Exhibit 16.1 *     Letter on  change  of  certifying  accountant  pursuant  to
                   Regulation SK Section 304(a)(3) [1]

        16.2 *     Letter dated August 9, 2000 from Michael Kravatz C.P.A.

(* Filed Herewith)

                              SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              PLATINUM AND GOLD, INC.
                              (Registrant)

Date: August 9, 2000          By:
                              /s/ Louise Cavell
                              -----------------------------------
                              Louise Cavell
                              President, Treasurer and Chairman





















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


EXHIBIT 16.1


                         PLATINUM AND GOLD, INC.
                         12724 N.W. 11th Court
                            Sunrise, FL33323



August 9, 2000




     Re:  Letter on change of certifying  accountant  pursuant to Regulation SK,
          Section 304(a)(3)

To Whom It May Concern:

     We have received a resolution passed by the Board of Directors on August 9, 2000, stating that the Company would be utilizing the firm of Gately & Associates as its independent auditors.

     Enclosed is a copy of the Form 8K which will be filed this day with the SEC. Pursuant to Regulation SK, Section 304(a)(3) we hereby request that your firm furnish us with a letter, addressed to the SEC, stating whether your firm agrees with the statements made in the disclosure set out as Item 4(a) in the Form 8K and, if not, stating the respects in which your firm does not agree.

     Please provide this letter as promptly as possible so that we can file the letter with the SEC within five (5) business days from today.

     We look forward to your timely response to this request.

                                Very truly yours,

                                /s/ Louise Cavell
                                ------------------------------------------------
                                Louise Cavell, President, Treasurer and Chairman












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

EXHIBIT 16.2

                             MICHAEL KRAVATZ C.P.A.
                         Certified Public Accountants


August 9, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington,  DC 20549

Re: Platinum and Gold, Inc.

Ladies and Gentlemen:

     We have read Item 4(a) of the form 8-K dated August 9, 2000 of Platinum and Gold, Inc. and are in agreement with the statements contained therein.


Very truly yours,

/s/ Michael Kravatz
-------------------------

Michael Kravatz Certified Public Accountants








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